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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2006

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                  TEXAS                         1-31447           74-0694415
      (State or other jurisdiction         (Commission File      (IRS Employer
            of incorporation)                   Number)       Identification No.)
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
             1111 LOUISIANA
             HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                          (Zip Code)
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       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

     CenterPoint Energy, Inc. ("CenterPoint Energy") today announced that holders of its 2.875% Convertible Senior Notes due 2024 have the option to require CenterPoint Energy to purchase their notes as of January 15, 2007.
CenterPoint Energy plans to file a Tender Offer Statement on Schedule TO related to the option with the Securities and Exchange Commission later today.

     CenterPoint Energy also announced today its planned redemption of $100 million aggregate liquidation amount of 8.257 percent Capital Securities, Series
B of its indirect wholly owned subsidiary, HL&P Capital Trust II, on February 4, 2007.

     Copies of the press releases are attached as Exhibits 99.1 and 99.2 hereto and are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     The following exhibits are furnished pursuant to Item 8.01:

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
Exhibit Number   Description
--------------   -----------
     99.1        Press Release dated December 14, 2006 "CenterPoint Energy, Inc.
                 Announces Purchase Option of 2.875 Percent Convertible Senior
                 Notes due 2024."
     99.2        Press Release dated December 14, 2006 "CenterPoint Energy
                 Announces Redemption of HL&P Capital Trust II 8.257 Percent
                 Capital Securities, Series B."
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.


Date: December 14, 2006                 By: /s/ James S. Brian
                                            ------------------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
     99.1        Press Release dated December 14, 2006 "CenterPoint Energy, Inc.
                 Announces Purchase Option of 2.875 Percent Convertible Senior
                 Notes due 2024."
     99.2        Press Release dated December 14, 2006 "CenterPoint Energy
                 Announces Redemption of HL&P Capital Trust II 8.257 Percent
                 Capital Securities, Series B."